1Q21 Financial Results April 16, 2021

Forward-looking statements and use of non-GAAP financial measures Forward-Looking Statements. This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends, as well as the potential effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: ▪ Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; ▪ The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; ▪ Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; ▪ The COVID-19 pandemic and associated lockdowns and their effect on the economic and business environments in which we operate; ▪ Our ability to meet heightened supervisory requirements and expectations; ▪ Liabilities and business restrictions resulting from litigation and regulatory investigations; ▪ Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; ▪ The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; ▪ Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; ▪ The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; ▪ Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; ▪ A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and ▪ Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic and associated lockdowns on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Further, statements about the estimated impact of CECL are forward-looking statements and are subject to the risk that the actual impact of CECL may differ, possibly materially, from what is reflected in those statements due to, among other things, changes in macroeconomic conditions and any of the other variables discussed, as well as changes based on continuing review of models and assumptions. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results and excluding elevated cash. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

1Q21 GAAP financial summary

$s in millions	1Q21	4Q20	1Q20	Q/Q $/bps	Q/Q %	Y/Y $/bps	Y/Y %
Net interest income	$ 1,117	$ 1,129	$ 1,160	$ (12)	(1) %	$ (43)	(4) %
Noninterest income	542	578	497	(36)	(6)	45	9
Total revenue	1,659	1,707	1,657	(48)	(3)	2	—
Noninterest Expense	1,018	1,012	1,012	6	1	6	1
Pre-provision profit	641	695	645	(54)	(8)	(4)	(1)
Provision for credit losses	(140)	124	600	(264)	NM	(740)	NM
Income before income tax expense	781	571	45	210	37	736	NM
Income tax expense	170	115	11	55	48	159	NM
Net income	$ 611	$ 456	$ 34	$ 155	34 %	$ 577	NM
Preferred dividends	23	32	22	(9)	(28)	1	5
Net income available to common stockholders	$ 588	$ 424	$ 12	$ 164	39 %	$ 576	NM
$s in billions							
Average interest-earning assets	$ 164.4	$ 163.5	$ 150.9	$ 0.8	1 %	$ 13.4	9 %
Average deposits	$ 146.6	$ 145.3	$ 126.6	$ 1.4	1 %	$ 20.0	16 %
Performance metrics							
Net interest margin[(1)]	2.75 %	2.75 %	3.09 %	— bps		(34) bps	
Net interest margin, FTE[(1)]	2.76	2.75	3.10	1		(34)	
Loan-to-deposit ratio (period-end)[(2)]	80.7	83.6	95.5	(290)		(1,480)	
ROACE	11.6	8.2	0.2	337		1,133	
ROTCE	17.2	12.2	0.4	497		1,681	
ROA	1.4	1.0	0.1	36		128	
ROTA	1.4	1.0	0.1	37		132	
Efficiency ratio	61.4	59.3	61.1	207		25	
Noninterest income as a % of total revenue	33 %	34 %	30 %	(100) bps		300 bps	
FTEs[(3)]	17,405	17,584	17,863	(179)	(1) %	(458)	(3) %
Operating leverage					(3.4) %		(0.4) %
Per common share							
Diluted earnings	$ 1.37	$ 0.99	$ 0.03	$ 0.38	38 %	$ 1.34	NM
Tangible book value	$ 32.79	$ 32.72	$ 31.97	$ 0.07	— %	$ 0.82	3 %
Average diluted shares outstanding (in millions)	427.9	428.9	429.4	(1.0)	— %	(1.5)	— %

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

1Q21 Underlying financial summary(1) Q/Q Y/Y $s in millions 1Q21 4Q20 1Q20 $/bps %/bps $/bps %/bps Net interest income $ 1,117 $ 1,129 $ 1,160 $ (12) (1) % $ (43) (4) % Noninterest income 542 578 497 (36) (6) 45 9 Total revenue 1,659 1,707 1,657 (48) (3) 2 — Noninterest expense 998 970 979 28 3 19 2 Pre-provision profit 661 737 678 (76) (10) (17) (3) Provision for credit losses (140) 124 600 (264) NM (740) NM Net income available to common stockholders $ 603 $ 448 $ 37 $ 155 35% $ 566 NM Performance metrics Noninterest income as a % of total revenue 32.7% 33.8% 30.0% (100) bps 300 bps Efficiency ratio 60.2 56.8 59.1 336 111 ROTCE 17.6% 12.9% 1.1% 470 bps 1,649 bps Diluted EPS $ 1.41 $ 1.04 $ 0.09 $ 0.37 36% $ 1.32 NM Tangible book value per share $ 32.79 $ 32.72 $ 31.97 $ 0.07 — % $ 0.82 3 % See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24.

Credit trends favorable ■ Credit trends remain highly favorable; consumer and commercial continue to improve given stronger economic outlook ■ Allowance for credit losses coverage ratio of 1.94%, or 2.03% excluding PPP loans(1) ■ Criticized assets down $495 million, or 11% QoQ Overview(1) Strong capital, liquidity and funding ■ Strong capital levels with a CET1 ratio of 10.1%(3) ■ Period-end LDR ratio of 80.7%, or 77.3% excluding PPP loans(1), vs. 95.5% a year ago; average DDA up 49% YoY and 3% QoQ ■ Total available liquidity of ~$80 billion at March 31, 2021 1Q21 results reflect benefit of diversified business model ■ Underlying net income of $626 million and EPS of $1.41 ■ Revenue of $1.7 billion stable YoY and down 3% QoQ, demonstrating our diversification and resilience ■ Underlying PPNR of $661 million, down 10% from 4Q20 and 3% from 1Q20 – QoQ decrease tied to lower mortgage revenue and seasonal factors – Highlights include strength in capital markets, record results in wealth, and well-controlled expenses ■ NII down 1% QoQ due to day count; down 4% YoY given challenging rate environment, partly offset by earning asset growth of 9% and lower funding costs – NIM of 2.76% up slightly QoQ; 2.92%(2) excluding elevated cash, stable QoQ ■ Negative provision for credit losses of $140 million reflects strong credit results and improving macroeconomic outlook ■ Underlying ROTCE of 17.6% compares with 12.9% in 4Q20 and 1.1% in 1Q20 See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24.

Net interest income

Disciplined deposit pricing and improved rate environment help moderate margin pressure

NII and NIM



$ in millions, except earning assets
$150.9B
$162.4B
$160.2B
$163.5B
$164.4B
$1,160
$1,160
$1,137
$1,129
$1,117
3.10%
2.88%
2.83%
2.75%
2.76%
1Q20
2Q20
3Q20
4Q20
1Q21
Average interest-earning assets
Net interest income
NIM, FTE

NIM 4Q20 to 1Q21



4Q20
17 bps
NIM impact from elevated cash above target
1Q21
16 bps
2.92%
2.75%
0.01%
(0.05)%
0.04%
0.01%
2.92%
2.76%
4Q20
Elevated Cash
Asset Yield
Funding Cost
Other
1Q21
NIM, FTE
NIM, excluding impact of elevated cash(1)

Highlights

Linked Quarter

- NII down 1%
  - Given lower day count, with broadly stable net interest margin and loans
- NIM of 2.76%, up 1 bp
  - Reflects disciplined deposit pricing and a steepening yield curve, largely offset by lower earning-asset yields
  - Interest-bearing deposit costs of 20 bps, down 7 bps
- Interest rate sensitivity from gradual 200 bps rise declined to 8.5% from 10.8% in 4Q20, largely reflecting the addition of $7.0 billion of receive-fixed swaps

Year-Over-Year

- NII down 4%
  - 9% growth in interest-earning assets was offset by lower NIM
- NIM of 2.76%, down 34 bps
  - Impact of lower rate environment, lower interest-earning asset yields and elevated cash balances given strong deposit flows
  - Partly offset by improved funding mix and deposit pricing
  - Interest-bearing deposit costs down 74 bps

6

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Noninterest income

Noninterest income up 9% YoY, paced by strength in Capital Markets, Mortgage and Wealth

$s in millions	1Q21	4Q20	1Q20	$ Q/Q	$ Y/Y
Mortgage banking fees	$ 165	$ 193	$ 159	$ (28)	$ 6
Service charges and fees	99	104	118	(5)	(19)
Capital markets fees	81	88	43	(7)	38
Card fees	55	56	56	(1)	(1)
Trust and investment services fees	58	52	53	6	5
Letter of credit and loan fees	38	38	34	—	4
FX and interest rate products	28	35	24	(7)	4
Securities gains, net	3	—	—	3	3
Other income	15	12	10	3	5
Noninterest income	$ 542	$ 578	$ 497	$ (36)	$ 45

Noninterest income

$s in millions



$497
$590
$654
$578
$542
1Q20
2Q20
3Q20
4Q20
1Q21

Highlights

Linked Quarter

- Noninterest income decreased 6%
  - Mortgage banking fees down $28 million as increased industry capacity and heightened competition pressured gain-on-sale margins
  - Capital markets fees declined $7 million off record levels given lower M&A advisory, partly offset by increased underwriting revenue
  - Record Wealth fees, up $6 million, reflecting an increase in AUM from strong net inflows and higher equity market levels
  - FX & IRP decreased $7 million given lower interest rate hedging

Year-Over-Year

- Noninterest income, up 9%
  - Mortgage banking fees up $6 million given higher production revenue
  - Capital markets fees up $38 million given higher underwriting and M&A advisory. 1Q20 included the impact of a $21 million MTM loss on loan trading assets
  - Record Wealth fees up $5 million reflecting an increase in AUM from strong net inflows and higher equity market levels
  - FX & IRP up $4 million reflecting the build-out of commodities hedging

7

59.1% 54.9% 53.4% 56.8% 60.2% 1Q20 2Q20 3Q20 4Q20 1Q21 Noninterest expense(1) Linked Quarter ■ Underlying noninterest expense up 3% – Primarily seasonally higher salaries and employee benefits – Decrease in other operating expenses primarily reflects lower advertising costs ■ Underlying noninterest expense up 2% – Salaries and employee benefits up 2% reflecting higher revenue-based compensation – Equipment and software expense up 12% given continued investments in technology – Outside services expense up 13% largely tied to growth initiatives – Other operating expense declined 18% given lower travel and advertising costs Underlying, as applicable 1Q21 4Q20 1Q20 $ $s in millions Q/Q Y/Y Salaries & employee benefits $ 548 $ 519 $ 539 $ 29 $ 9 Equipment & software 148 140 132 8 16 Outside services 132 131 117 1 15 Occupancy 79 78 80 1 (1) Other operating expense 91 102 111 (11) (20) Noninterest expense $ 998 $ 970 $ 979 $ 28 $ 19 Full-time equivalents (FTEs) 17,405 17,584 17,863 (179) (458) Highlights Underlying efficiency ratio See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24.

Loans and leases

Average loans up 1% YoY with commercial up 2% and retail up 1%; broadly stable QoQ

Average loans and leases[1]

$s in billions



$121.1
$128.8
$124.9
$123.5
$122.8
$59.5
$67.4
$63.9
$61.5
$60.9
$61.5
$61.3
$61.1
$61.9
$62.0
1Q20
2Q20
3Q20
4Q20
1Q21
Retail loans
Commercial loans and leases

Period-end loans and leases

$s in billions



$127.5
$125.7
$124.1
$123.1
$122.2
$66.0
$64.9
$62.4
$60.8
$60.4
$61.5
$60.8
$61.7
$62.3
$61.8
1Q20
2Q20
3Q20
4Q20
1Q21
Retail loans
Commercial loans and leases

Highlights

Linked Quarter

- Average loans broadly stable
  - Commercial down $638 million, or 1%, reflecting line draw repayments and payoffs outpacing originations
  - Retail up $24 million reflecting growth in education and auto, partially offset by a decrease in home equity and run off in personal unsecured
- Period-end loans down $895 million, reflecting decreases of $380 million in commercial and $515 million in retail

Year-Over-Year

- Average loans up $1.8 billion, or 1%
  - Commercial up $1.4 billion, or 2%, reflecting $4.8 billion of PPP loans, partly offset by line draw repayments and payoffs outpacing originations
  - Retail up $425 million, or 1%, with growth in education and residential mortgage, partly offset by a decrease in home equity and run off in personal unsecured
- Period-end loans down $5.3 billion, or 4%, with commercial loans down 9%, and retail loans up slightly

9

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

$126.6 $141.6 $141.4 $145.3 $146.6 1Q20 2Q20 3Q20 4Q20 1Q21 Highlights Average funding and cost of funds Average deposits up 16% YoY and 1% QoQ; continue to drive down cost of funds Year-Over-Year Linked Quarter ■ Average deposits up 1% with growth in demand deposits, savings and money market, partially offset by a decrease in term deposits – Citizens Access® deposits of $5.5 billion, down 10% given run off of term deposits ■ Interest-bearing deposits costs of 20 bps, down 7 bps ■ Total deposit costs down 5 bps ■ Average deposits up $20 billion, or 16%, with growth in demand deposits, money market accounts, savings and checking with interest, partly offset by a decrease in term deposits ■ Total deposit costs down 58 bps, reflecting the impact of lower rates and favorable shift in deposit mix; interest-bearing deposit costs down 74 bps ■ Period-end deposit growth of $17.9 billion, or 13%, reflecting government stimulus and clients building liquidity $s in billions Growing lower-cost deposits(1) See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. 0.72% 0.35% 0.25% 0.19% 0.14% 0.94% 0.48% 0.35% 0.27% 0.20% Total deposit costs Interest-bearing deposit costs Demand deposits Other interest-bearing deposits Term deposits

Credit quality[1]

Provision for credit losses, net charge-offs


$s in millions
$600
$464
$428
0.61%
0.52%
0.46%
0.46%
0.70%
$137
$147
$219
$124
$190
$158
$(140)
1Q20
2Q20
3Q20
4Q20
1Q21
Provision for credit losses
Net charge-offs
Net c/o ratio

Highlights

- NCOs of $158 million decreased $32 million driven by commercial. 1Q21 commercial results include one large charge-off related to a financial sponsor
- Nonaccrual loans decreased $11 million QoQ reflecting a $76 million decrease in commercial, partially offset by a $65 million increase in retail as loans exit forbearance
- Negative provision for credit losses of $140 million reflects strong credit performance and improving macroeconomic outlook
- 1Q21 ACL ratio of 1.94%, or 2.03% ex. PPP loans[2], compares with 2.17% in 4Q20, or 2.24% ex. PPP loans, and 1.73% in 1Q20
- ACL to nonaccrual loans and leases ratio of 235% compares with 262% as of 4Q20 and 283% as of 1Q20

Nonaccrual loans


$s in millions
$780
$990
$1,277
$1,019
$1,008
0.61%
0.79%
1.03%
0.83%
0.82%
1Q20
2Q20
3Q20
4Q20
1Q21
Nonaccrual loans
Nonaccrual loans to total loans

Allowance for credit losses


$s in millions
$2,210
$2,527
$2,736
$2,670
$2,372
1.73%
2.09%
2.29%
2.24%
2.03%
1.73%
2.01%
2.21%
2.17%
1.94%
1Q20
2Q20
3Q20
4Q20
1Q21
Allowance for loan and lease losses
Allowance to loan coverage ratio(3)
Allowance to loan coverage ratio ex. PPP(2)

11

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Allowance for credit losses

Allowance for Credit Losses



$1,747
$2,670
$62
$(158)
$(61)
$(142)
$2,372
CECL Day 1
4Q20
New Loan Originations
Net Charge-offs
Portfolio Changes (1)
Economic/ Qualitative Changes (2)
1Q21

- Reserve release driven by macroeconomic outlook and credit improvement
- Potential for further releases in 2021 as economic forecasts continue to improve and uncertainty diminishes, reducing the need for overlays

Reserve Coverage

	4Q20	1Q21
Retail	2.01%	1.72%
Commercial ex. PPP[3]	2.50%	2.37%
Total CFG ex. PPP[3]	2.24%	2.03%

Select commercial areas:

	4Q20	1Q21
Areas stabilized: Retail trade; Energy & related; Educational services; CRE: Mall REITs. **Areas of continued concern:** Accommodation & food services (> Casual dining); CRE: Retail & Hospitality; Arts, entertainment & recreation	8.22%	7.22%

- Reserve coverage reduced in select commercial areas given more favorable macro backdrop from 8.22% in 4Q20 to 7.22% in 1Q21
  - Reserve coverage of areas of continued concern is 9.96% at 1Q21, broadly stable with 4Q20

1. Portfolio Changes: runoff, changes in credit quality, aging of existing portfolio and utilization changes
2. Economic/Qualitative Changes: changes to macroeconomic variables and qualitative factors including management overlays

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

12

Period-end loan-to-deposit ratioCapital levels continue to strengthen Highlights ■ 1Q21 CET1 ratio of 10.1%, up from 10.0% in 4Q20, slightly above our target 9.75%-10.0% operating range ■ Repurchased 2.2 million shares in 1Q21, returned $262 million to shareholders including common dividends ■ Period-end LDR ratio 80.7%, or 77.3% excluding PPP loans(3) ■ Total available liquidity of ~$80 billion at March 31, 2021 Capital and liquidity remain strong $s in billions (period-end) as of 1Q20 2Q20 3Q20 4Q20 1Q21 Basel III basis(1)(2) Common equity tier 1 capital $ 14.0 $ 14.2 $ 14.3 $ 14.6 $ 14.9 Risk-weighted assets $ 148.9 $ 147.3 $ 146.1 $ 146.8 $ 147.8 Common equity tier 1 ratio 9.4% 9.6% 9.8% 10.0% 10.1 % Tier 1 capital ratio 10.5% 10.9% 11.2% 11.3% 11.4 % Total capital ratio 12.5% 13.1% 13.3% 13.4% 13.4% 10.0% 0.42% (0.07)% (0.06)% (0.18)% 10.1% 4Q20 Net Income RWA Share Repurchases Common dividends & other 1Q21 See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. 95.5% 87.5% 86.8% 83.6% 80.7% 1Q20 2Q20 3Q20 4Q20 1Q21

Business highlights and strategic priorities

Group

- Secured ~$1.8 billion in new PPP loans through 2021 program, providing critical funding to over ~30,000 small business customers
- Despite the pandemic, ~4,100 Citizens colleagues logged ~122,000 volunteer hours supporting ~1,700 organizations in 2020
- Citizens scored 100% on the Human Rights Campaign's Corporate Equality Index for second year in a row; named a Best Place to Work for LGBTQ Equality

Consumer

- Announced new Citizens Pay™ partnership with BJ's Wholesale Club to provide installment financing
- Launched iOS version of next gen mobile banking app, rated 4.6 stars; continue to improve experience and add additional self-service functionality
- Citizens Auto Finance Ranked #1 three years in a row in J.D. Power U.S. Dealer Financing Satisfaction
- Named Best Northeast Regional Bank for 2021 by MyBankTracker
- Digital sales up 48% YoY[(1)]
- Record Wealth managed money sales at 65% of total investment sales in 1Q21; AUM of $19.9B, up 33% YoY

Commercial

- Continued to be named top treasury and cash management provider by Global Finance Magazine in select regions
- Investing in digitizing Commercial Operations process and expanded client self-service capabilities
- Capital Markets showing good diversification, deepening with clients. 1Q21 2nd highest fee quarter for Citizens

Segment	Priority	Initiatives
Consumer	E2E digital transformation	E2E digital transformation to increase sales and drive self-service interactions
Consumer	National expansion	Leverage Citizens® Access and lending capabilities to deliver national value proposition Citizens Pay™ launch; develop direct-to-consumer digital experience
Consumer	Deepening relationships	Accelerate growth in Wealth Branch transformation/advisory focus
Commercial	Enhancing coverage model	Strengthen corporate finance advisory model with deep industry expertise across key verticals
Commercial	Expanding geographic reach	Grow mid-corporate client base through geographic expansion into Southeast, Texas and California
Commercial	Building solution sets and fee capabilities	Enhance capabilities in Treasury Solutions and Capital Markets to deepen relationships Digitize processes for clients and colleagues to enhance efficiencies

Enterprise-wide initiatives supporting Consumer and Commercial

Next Gen Technology	Enterprise-wide payments
Modern operating model	Culture/ leadership/ talent
Data & Analytics / AI	Innovation

14

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

2Q21 outlook vs. 1Q21 1Q21 Underlying(1) 2Q21 Underlying outlook(1) Net interest income ■ $1,117 million ■ NII up 2.0-2.5% ■ Loan growth of 1.5-2%; earning assets broadly stable ■ NIM up modestly, broadly stable ex-elevated cash Noninterest income ■ $542 million ■ Down high single digits, reflecting lower mortgage banking fees given further decline in gain-on-sale margin Noninterest expense ■ $998 million ■ Down slightly Credit ■ $140 million negative provision; NCOs $158 million ■ Net charge-offs of 30-40 bps of average loans ■ Expect provision expense less than net charge-offs We offer commentary on factors influencing key categories Confident in 2021 PPNR outlook, with NII higher and fees slightly lower than original guidance – PPNR expected to bottom in 2Q21, then grow in 2H21; positive operating leverage in Q3, Q4 and 2H21 Credit outlook substantially improved with expected full-year NCO range of 35-45 bps updated from 50-65 bps See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24.

Key messages ■ Citizens 1Q21 results demonstrate strength and resiliency of franchise, along with continued strong execution ■ Results reflect the benefit of Citizens' diversified business model – Revenue of $1.7 billion stable YoY and down 3% QoQ – Strength in Capital Markets, record results in Wealth – Well-controlled expenses – Strong credit results and improving macroeconomic outlook ■ Citizens remains well capitalized and maintains ample liquidity – Robust capital levels with CET1 ratio of 10.1%(1) – ACL/loans of 1.94%, or 2.03% excluding PPP loans(2) – End of period LDR of 80.7% ■ TBV/share of $32.79 up 3% YoY and up slightly QoQ ■ Continue to make progress on our strategic initiatives, while adapting to the environment – TOP 6 Program achieved FY2020 pre-tax run-rate target of $225 million; on track for total target pre-tax run-rate benefit of ~$400-$425 million by YE2021 – Prioritizing major strategic initiatives: Consumer national expansion; broadening Citizens Pay, widening Commercial coverage, and enhancing advisory capabilities ■ Well positioned to benefit from the economic recovery in 2021 while strengthening our franchise and positioning Citizens for sustainable success See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24.

Appendix

Net income available to common shareholders and EPS $s in millions, except per share data ê 10% $737 $661 4Q20 1Q21 Linked-quarter Underlying results(1) Return on average total tangible assets Return on average tangible common equity Average loans $s in billions Average deposits $s in billions Stable $3.5 2 $3.5 6 é 36% $123.5 $122.8 4Q20 1Q21 $145.3 $146.6 4Q20 1Q21 1.10% 1.44% 4Q20 1Q21 12.9% 17.6% 4Q20 1Q21 $448 $603 $1.04 $1.41 4Q20 1Q21 é 35% Pre-provision profit $s in millions See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24. é 470 bps é 34 bps Stable

$678 $661 1Q20 1Q21 Year-over-year Underlying results(1) Return on average total tangible assets ê 3% Average loans $s in billions Stable Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity Average deposits $s in billions $3.5 2 é 129 bps $3.5 6 $121.1 $122.8 1Q20 1Q21 $126.6 $146.6 1Q20 1Q21 0.15% 1.44% 1Q20 1Q21 1.1% 17.6% 1Q20 1Q21 é 16% Pre-provision profit $s in millions é 1,649 bps$603 $0.09 $1.41 1Q20 1Q21 $37 See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 24.

Mortgage banking

Mortgage volumes remain strong; gain-on-sale margins trending lower from elevated levels

Mortgage banking fees



$s in millions
$302
$915
$159
$193
$165
2019
2020
1Q20
4Q20
1Q21
Production revenue
Servicing revenue net of MSR impact

Mortgage volumes and margin



$s in billions
$7.3
$6.1
$9.2
1.56%
$10.9
$9.2
$9.3
2.08%
$11.1
$9.7
$8.8
1.59%
1Q20
4Q20
1Q21
Secondary originations
Portfolio originations
Total secondary locks
Gain on sale/PTAL*

*Pull through adjusted locks

Maintaining strength in a transitioning market

- Industry estimates for originations of ~$3.5 trillion for FY21, down ~15% from historical highs
  - Refi market down ~30% mitigated by ~15% increase in purchase market
  - Refi volume falls from ~60% in 1H to ~35% by 2H
- CFG purchase mix expected to increase to ~50% in FY21 compared to 38% in FY20
- Gain-on-sale margins expected to decline in 2Q21 and then begin to stabilize
  - Subject to competitive dynamics, mostly driven by third party channels
- Operating servicing income contribution expected to improve through 2H21 given growth in servicing portfolio and declining amortization
- Expect Mortgage Banking to continue to be an important fee business as we transition to greater contributions from purchase originations and servicing
- Investments helping to drive efficiency and increased market share across channels
  - Migrated all retail origination systems to modern cloud-based solutions
  - ~90% of retail customers use our digital portal

20

Allocation of allowance for credit losses by product type

	December 31, 2020				March 31, 2021			
(in millions)	Loans and Leases	Allowance	Coverage	Coverage (ex-PPP)[2]	Loans and Leases	Allowance	Coverage	Coverage (ex-PPP)[2]
Allowance for Loans and Lease Losses								
Commercial and industrial[1]	$44,173	$821	1.86 %	2.05 %	$44,058	$742	1.68 %	1.91 %
Commercial real estate	14,652	360	2.46		14,553	353	2.43	
Leases	1,968	52	2.67		1,802	51	2.82	
Total commercial	60,793	1,233	2.03	2.18	60,413	1,146	1.90	2.07
Residential	19,539	141	0.72		19,202	125	0.65	
Home equity	12,149	134	1.10		11,854	102	0.86	
Automobile	12,153	200	1.65		12,344	175	1.41	
Education	12,308	361	2.93		12,691	342	2.70	
Other retail	6,148	374	6.07		5,691	304	5.34	
Total retail loans	62,297	1,210	1.94		61,782	1,048	1.70	
Total loans and leases	$123,090	$2,443	1.98 %	2.05 %	$122,195	$2,194	1.80 %	1.87 %
Allowance for Unfunded Lending Commitments[2]								
Commercial		$186	2.33 %	2.50 %		$165	2.17 %	2.37 %
Retail		41	2.01			13	1.72	
Total allowance for unfunded lending commitments		$227				$178		
Allowance for credit losses[2]	$123,090	$2,670	2.17 %	2.24 %	$122,195	$2,372	1.94 %	2.03 %

Coverage ex-PPP calculated to exclude PPP loans which are fully guaranteed and included in the commercial and industrial category. PPP loan balances were $4,155 million and $5,148 million as of December 31, 2020 and March 31, 2021, respectively.

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

21

Commercial credit - diversified portfolio with prudent credit discipline

Industry sectors $s in billions	4Q20 Balance	4Q20 % of Total CFG	4Q20 Areas of Concern	1Q21 Balance	1Q21 % of Total CFG	1Q21 Areas of Concern
Real Estate and Rental and Leasing	$ 13.9	11 %		$ 13.9	11 %	
Retail and hospitality	2.4	2	2.4	2.2	2	$ 2.0
Retail	1.5		1.5	1.4		$ 1.4
Mall REITs	0.4		0.4	0.2		*
Hospitality	0.5		0.5	0.6		$ 0.6
Finance and Insurance	7.1	6		6.9	6	
Accommodation and Food Services	4.0	3		4.1	3	
Accommodation	1.3	1		1.3	1	
Food Services and Drinking Places	2.7	2	0.5	2.8	2	$ 0.5
Casual Dining	0.5		0.5	0.5		$ 0.5
Fast Food, Fast Casual, Other	2.2			2.3		
Health, Pharma, Social Assistance	3.3	3		3.2	3	
Professional, Scientific, and Technical	2.9	2		2.8	2	
Information	2.5	2		2.3	2	
Retail Trade	2.4	2	0.6	2.4	2	*
Essential Businesses	1.7			1.8		
Non Essential Businesses	0.6		0.6	0.6		
Other Manufacturing	2.5	2		2.5	2	
Wholesale Trade	2.0	2		2.1	2	
Energy & Related	2.5	2	0.9	2.3	2	*
Less Price Sensitive	1.6			1.4		
Price Sensitive	0.9		0.9	0.8		
Metals & Mining	1.7	1		1.6	1	
Other Services	1.6	1		1.6	1	
Admin and Waste Mgmt.	1.4	1		1.3	1	
Arts, Entertainment, and Recreation	1.4	1	0.3	1.3	1	$ 0.3
Arts, Entertainment, and Recreation	1.1			1.0		
Fitness centers and entertainment venues	0.3		0.3	0.3		$ 0.3
Transportation and Warehousing	1.5	1		1.5	1	
Automotive	1.1	1		1.0	1	
Computer, Electrical Equipment, Appliance, and Component Manufacturing	1.2	1		1.3	1	
Consumer Products Manufacturing	1.3	1		1.3	1	
Chemicals	0.9	1		0.9	1	
Educational Services	0.9	1	0.9	0.8	1	*
All others[1]	0.6	1		0.2		
Total commercial excluding PPP loans[2]	$ 56.7	46 %	$ 5.6	$ 55.3	45 %	$ 2.8
SBA PPP loans	4.1	3		5.1	4	
Total commercial	$ 60.8	49 %		$ 60.4	49 %	
Updated industries of market concern	$ 12.2	10 %	4.6 %	$ 11.8	10 %	2.3 %

Industry sector of market concern (boxed)
Continued concern (shaded)
* No longer an area of concern

Highlights

Overall

- Highly granular and diversified portfolio in terms of geography, industry and asset class
- Early economic recovery, improved liquidity given capital raising and federal stimulus continues to reduce the areas of market concern
  - Areas of market concern improved from 4.6% of the total CFG loan portfolio at 4Q20 to 2.3% at 1Q21
  - Remaining Retail Trade, Energy and Related, Educational Services and CRE Mall REITS have stabilized and were removed as areas of concern

Areas of continued concern $2.8B or 2.3% of total CFG

- CRE Retail & hospitality $2.0B - portfolio is well diversified geographically, with exposure to mall REITS greatly reduced; despite re-openings and increasing consumer demand there continue to be some challenges for selective hospitality and retail credits
- Food services and drinking places $0.5B – casual dining segment likely to remain stressed
- Arts, Entertainment, and Recreation $0.3B – fitness centers and entertainment venues impacted by COVID-related shutdowns and social distancing

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

22

Retail credit - diversified portfolio with prudent credit discipline

Retail portfolio $in billions	4Q20					1Q21				
	Balance	% of total CFG	WA FICO	Nonaccrual $	Nonaccrual %	Balance	% of total CFG	WA FICO	Nonaccrual $	Nonaccrual %
Residential mortgage	$ 19.5	16 %	~785	$0.17	0.86 %	$ 19.2	16 %	~785	$0.24	1.25 %
Home equity	12.1	10	~765	0.28	2.28	11.9	10	~770	0.27	2.27
Auto	12.2	10	~740	0.07	0.59	12.3	10	~740	0.07	0.57
Education	12.3	10	~790	0.02	0.14	12.7	10	~785	0.02	0.16
Other retail	6.1	5	~755	0.03	0.24	5.7	5	~750	0.03	0.53
Credit card	1.9	2	~740	0.02	0.91	1.8	1	~740	0.02	0.94
Point-of-sale	2.7	2	~750	—	—	2.6	2	~745	—	—
Total retail[1]	$ 62.3	51 %	~770	$0.56	0.90 %	$ 61.8	51 %	~770	$0.63	1.02 %

Commentary

- ~70% of the retail portfolio is secured
- Mortgage weighted-average LTV of 61% with ~3% of the portfolio with refreshed FICO scores <650
- ~50% of the HELOC portfolio is secured by 1st lien
  - ~79% of HELOC has CLTV <70; ~96% CLTV < 80
- Took proactive action in 2017 to limit national auto footprint to larger multi-dealers by reducing states and eliminating small dealerships
  - Limited exposure to higher-risk, longer-duration loans
- Education refinance portfolio borrowers at origination have been employed ~5.1 years on average with:
  - ~27% co-sign
  - ~56% have advanced degrees
- Education InSchool ~90% co-sign

Broadly stable QoQ trends on FICO scores, delinquencies

23

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 24.

Notable Items[1]

First quarter 2021, fourth quarter 2020 and first quarter 2020 results reflect notable items primarily related to TOP 6 transformational and revenue and efficiency initiatives. The 2020 results also reflect notable items related to integration costs primarily tied to the August 1, 2018 Franklin American Mortgage Company ("FAMC") acquisition. These notable items have been excluded from reported results to better reflect Underlying operating results. Cumulative after-tax integration costs related to the FAMC acquisition totaled $34 million through the end of first quarter 2021.

Notable items - integration costs ($s in millions)	1Q21		4Q20		1Q20		Cumulative after-tax integration costs		
	Pre-tax	After-tax	Pre-tax	After-tax	Pre-tax	After-tax	FAMC	Other	Total
Noninterest income	$ —	$ —	$ —	$ —	$ —	$ —	$ (3)	$ —	$ (3)
Salaries & benefits	$ —	$ —	$ —	$ —	$ —	$ —	$ (10)	$ —	$ (10)
Equipment and software	—	—	—	—	(1)	(1)	(3)	—	(3)
Outside services	—	—	(2)	(2)	(3)	(2)	(15)	(6)	(21)
Occupancy	—	—	—	—	—	—	(1)	—	(1)
Other expense	—	—	—	—	—	—	(2)	—	(2)
Noninterest expense	$ —	$ —	$ (2)	$ (2)	$ (4)	$ (3)	$ (31)	$ (6)	$ (37)
Total Integration Costs	$ —	$ —	$ (2)	$ (2)	$ (4)	$ (3)	$ (34)	$ (6)	$ (40)

Other notable items - primarily tax and TOP ($s in millions, except per share data)	1Q21		4Q20		1Q20	
	Pre-tax	After-tax	Pre-tax	After-tax	Pre-tax	After-tax
Tax notable items	$ —	$ —	$ —	$ 7	$ —	$ —
Other notable items- TOP & other actions						
Noninterest income						
Salaries & benefits	—	—	(18)	(14)	(10)	(7)
Equipment and software	(4)	(3)	(1)	—	—	—
Outside services	(7)	(5)	(15)	(11)	(15)	(12)
Occupancy	(9)	(7)	(6)	(4)	(4)	(3)
Other expense	—	—	—	—	—	—
Noninterest expense	$ (20)	$ (15)	$ (40)	$ (29)	$ (29)	$ (22)
Total Other Notable Items	$ (20)	$ (15)	$ (40)	$ (22)	$ (29)	$ (22)
Total Notable Items	$ (20)	$ (15)	$ (42)	$ (24)	$ (33)	$ (25)
EPS Impact		$ (0.04)		$ (0.05)		$ (0.06)

See pages 25-26 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items described above.

24

Notes Notes on Non-GAAP Financial Measures See important information on Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. “Underlying” results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. Allowance coverage ratios for loans and leases includes the allowance for funded loans and leases in the numerator and funded loans and leases in the denominator. Allowance coverage ratios for credit losses includes the allowance for funded loans and leases and allowance for unfunded lending commitments in the numerator and funded loans and leases in the denominator. Coverage ex-PPP calculated to exclude PPP loans which are fully guaranteed and included in the commercial and industrial category. PPP loan balances were $4,155 million and $5,148 million as of December 31, 2020 and March 31, 2021, respectively. See slide 21 for more details on the calculations General Notes a. References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company’s prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation. b. Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. c. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. d. Select totals may not sum due to rounding. e. Based on Basel III standardized approach. f. Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. g. NIM excluding elevated cash adjusts interest-earning assets to exclude the impact of cash above targeted operating levels. Notes on slide 3 - 1Q21 GAAP financial summary 1) See above general note a). 2) In 3Q18, we revised our method of calculating the loan-to-deposit ratio to exclude loans held for sale, consistent with general industry practice. 3) Full-time equivalent employees. Notes on slide 4 - 1Q21 Underlying financial summary 1) See above note on non-GAAP financial measures. Notes on slide 5 - Overview 1) See above note on non-GAAP financial measures. 2) See above general note on NIM excluding the impact of elevated cash. 3) See above general note e). Notes on slide 6 - Net interest income 1) See above note non-GAAP financial measures. See above general note on NIM excluding the impact of elevated cash. Notes on slide 8 - Noninterest expense 1) See above note on non-GAAP financial measures. Notes on slide 9 - Loans and leases 1) See above general note d). Notes on slide 10 - Average funding and cost of funds 1) Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes on slide 11 - Credit quality 1) Beginning in the fourth quarter of 2019, nonperforming balances exclude both fully and partially guaranteed residential mortgage loans sold to Ginnie Mae for which the Company has the right, but not the obligation, to repurchase. Prior periods have been adjusted to exclude partially guaranteed amounts to conform with the current period presentation. 2) See above note on non-GAAP financial measures. 3) Allowance for credit losses to nonperforming loans and leases. Notes on slide 12 - Allowance for credit losses 3) See above note on non-GAAP financial measures. Notes on slide 13 - Capital and liquidity remain strong 1) See above general note e). 2) For regulatory capital purposes, in connection with the Federal Reserve’s final interim rule as of April 3, 2020, 100% of the $451 million Day-1 CECL impact recorded as of January 1, 2020 will be deferred over a two-year period ending January 1, 2022, at which time it will be phased in on a pro-rata basis over a three-year period ending January 1, 2025. Additionally, 25% of the cumulative reserve build of $923 million since January 1, 2020, or $231 million, will be phased in over the same time frame. 3) See above note on non-GAAP financial measures. Notes on slide 14 - Business highlights and strategic priorities 1) Digital sales includes retail deposit and loan products, excluding products no longer originated.

Notes continued Notes on slide 15 - 2Q21 outlook vs. 1Q21 1) See above note on non-GAAP financial measures. Notes on slide 16 - Key messages 1) See above general note e). 2) See above note on non-GAAP financial measures. Notes on slide 18 - Linked-quarter Underlying results 1) See above note on non-GAAP financial measures. Notes on slide 19 - Year-over-year Underlying results 1) See above note on non-GAAP financial measures. Notes on slide 21 - Allocation of allowance for credit losses by product type 1) Includes commercial leases. 2) See above note on non-GAAP financial measures. Notes on slide 22 - Commercial credit – diversified portfolio with prudent credit discipline 1) All other includes sectors with a balance less than 1% of total CFG loans. 2) See above general note d). Notes on slide 23 - Retail credit - diversified portfolio with prudent credit discipline 1) See above general note d). Notes on slide 24 - Notable Items 1) See above note on non-GAAP financial measures.

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					1Q21 Change			
		1Q21	4Q20	1Q20	4Q20		1Q20	
					$	%	$	%
Total revenue, Underlying:								
Total revenue (GAAP)	A	$1,659	$1,707	$1,657	($48)	(3%)	$2	–%
Less: Notable items		–	–	–	–	–	–	–
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,707	$1,657	($48)	(3%)	$2	–%
Noninterest expense, Underlying:								
Noninterest expense (GAAP)	C	$1,018	$1,012	$1,012	$6	1%	$6	1%
Less: Notable items		20	42	33	(22)	(52)	(13)	(39)
Noninterest expense, Underlying (non-GAAP)	D	$998	$970	$979	$28	3%	$19	2%
Pre-provision profit:								
Total revenue (GAAP)	A	$1,659	$1,707	$1,657	($48)	(3%)	$2	–%
Less: Noninterest expense (GAAP)	C	1,018	1,012	1,012	6	1	6	1
Pre-provision profit (GAAP)		$641	$695	$645	($54)	(8%)	($4)	(1%)
Pre-provision profit, Underlying:								
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,707	$1,657	($48)	(3%)	$2	–%
Less: Noninterest expense, Underlying (non-GAAP)	D	998	970	979	28	3	19	2
Pre-provision profit, Underlying (non-GAAP)		$661	$737	$678	($76)	(10%)	($17)	(3%)
Income before income tax expense, Underlying:								
Income before income tax expense (GAAP)	E	$781	$571	$45	$210	37%	$736	NM
Less: Expense before income tax benefit related to notable items		(20)	(42)	(33)	22	52	13	39
Income before income tax expense, Underlying (non-GAAP)	F	$801	$613	$78	$188	31%	$723	NM
Income tax expense, Underlying:								
Income tax expense (GAAP)	G	$170	$115	$11	$55	48%	$159	NM
Less: Income tax benefit related to notable items		(5)	(18)	(8)	13	72	3	38
Income tax expense, Underlying (non-GAAP)	H	$175	$133	$19	$42	32%	$156	NM
Net income, Underlying:								
Net income (GAAP)	I	$611	$456	$34	$155	34%	$577	NM
Add: Notable items, net of income tax benefit		15	24	25	(9)	(38)	(10)	(40)
Net income, Underlying (non-GAAP)	J	$626	$480	$59	$146	30%	$567	NM
Net income available to common stockholders, Underlying:								
Net income available to common stockholders (GAAP)	K	$588	$424	$12	$164	39%	$576	NM
Add: Notable items, net of income tax benefit		15	24	25	(9)	(38)	(10)	(40)
Net income available to common stockholders, Underlying (non-GAAP)	L	$603	$448	$37	$155	35%	$566	NM

27

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					1Q21 Change			
		1Q21	4Q20	1Q20	4Q20		1Q20	
					$/bps	%	$/bps	%
Operating leverage:								
Total revenue (GAAP)	A	$1,659	$1,707	$1,657	($48)	(2.86%)	$2	0.07%
Less: Noninterest expense (GAAP)	C	1,018	1,012	1,012	6	0.54	6	0.48
Operating leverage						(3.40%)		(0.41%)
Operating leverage, Underlying:								
Total revenue, Underlying (non-GAAP)	B	$1,659	$1,707	$1,657	($48)	(2.86%)	$2	0.07%
Less: Noninterest expense, Underlying (non-GAAP)	D	998	970	979	28	2.89	19	1.94
Operating leverage, Underlying (non-GAAP)						(5.75%)		(1.87%)
Efficiency ratio and efficiency ratio, Underlying:								
Efficiency ratio	C/A	61.35 %	59.28%	61.10 %	207 bps		25 bps	
Efficiency ratio, Underlying (non-GAAP)	D/B	60.19	56.83	59.08	336 bps		111 bps	
Effective income tax rate and effective income tax rate, Underlying:								
Effective income tax rate	G/E	21.76%	20.16%	24.13 %	160 bps		(237) bps	
Effective income tax rate, Underlying (non-GAAP)	H/F	21.85	21.70	24.52	15 bps		(267) bps	
Return on average common equity and return on average common equity, Underlying:								
Average common equity (GAAP)	M	$20,611	$20,547	$20,223	$64	—%	$388	2%
Return on average common equity	K/M	11.57 %	8.20%	0.24 %	337 bps		1,133 bps	
Return on average common equity, Underlying (non-GAAP)	L/M	11.85	8.66	0.74	319 bps		1,111 bps	
Return on average tangible common equity and return on average tangible common equity, Underlying:								
Average common equity (GAAP)	M	$20,611	$20,547	$20,223	$64	—%	$388	2%
Less: Average goodwill (GAAP)		7,050	7,050	7,046	—	—	4	—
Less: Average other intangibles (GAAP)		57	60	67	(3)	(5)	(10)	(15)
Add: Average deferred tax liabilities related to goodwill (GAAP)		379	377	374	2	1	5	1
Average tangible common equity	N	$13,883	$13,814	$13,484	$69	—%	$399	3%
Return on average tangible common equity	K/N	17.17 %	12.20%	0.36 %	497 bps		1,681 bps	
Return on average tangible common equity, Underlying (non-GAAP)	L/N	17.59	12.89	1.10	470 bps		1,649 bps	
Return on average total assets and return on average total assets, Underlying:								
Average total assets (GAAP)	O	$182,569	$181,061	$167,177	$1,508	1%	$15,392	9%
Return on average total assets	I/O	1.36 %	1.00%	0.08 %	36 bps		128 bps	
Return on average total assets, Underlying (non-GAAP)	J/O	1.39	1.05	0.14	34 bps		125 bps	

28

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		QUARTERLY TRENDS						
					1Q21 Change			
		1Q21	4Q20	1Q20	4Q20		1Q20	
					$/bps	%	$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:								
Average total assets (GAAP)	P	$182,569	$181,061	$167,177	$1,508	1%	$15,392	9%
Less: Average goodwill (GAAP)		7,050	7,050	7,046	—	—	4	—
Less: Average other intangibles (GAAP)		57	60	67	(3)	(5)	(10)	(15)
Add: Average deferred tax liabilities related to goodwill (GAAP)		379	377	374	2	1	5	1
Average tangible assets	Q	$175,841	$174,328	$160,438	$1,513	1%	$15,403	10%
Return on average total tangible assets	I/Q	1.41 %	1.04%	0.09 %	37 bps		132 bps	
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	1.44	1.10	0.15	34 bps		129 bps	
Tangible book value per common share:								
Common shares - at period-end (GAAP)	R	425,930,159	427,209,831	426,586,533	(1,279,672)	—%	(656,374)	—%
Common stockholders' equity (GAAP)		$20,688	$20,708	$20,380	($20)	—	$308	2
Less: Goodwill (GAAP)		7,050	7,050	7,050	—	—	—	—
Less: Other intangible assets (GAAP)		54	58	66	(4)	(7)	(12)	(18)
Add: Deferred tax liabilities related to goodwill (GAAP)		380	379	375	1	—	5	1
Tangible common equity	S	$13,964	$13,979	$13,639	($15)	—%	$325	2%
Tangible book value per common share	S/R	$32.79	$32.72	$31.97	$0.07	—%	$0.82	3%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:								
Average common shares outstanding - basic (GAAP)	T	425,953,716	427,074,822	427,718,421	(1,121,106)	—%	(1,764,705)	—%
Average common shares outstanding - diluted (GAAP)	U	427,880,530	428,881,252	429,388,855	(1,000,722)	—	(1,508,325)	—
Net income per average common share - basic (GAAP)	K/T	$1.38	$0.99	$0.03	$0.39	39	$1.35	NM
Net income per average common share - diluted (GAAP)	K/U	1.37	0.99	0.03	0.38	38	1.34	NM
Net income per average common share - basic, Underlying (non-GAAP)	L/T	1.41	1.05	0.09	0.36	34	1.32	NM
Net income per average common share - diluted, Underlying (non-GAAP)	L/U	1.41	1.04	0.09	0.37	36	1.32	NM

29

Non-GAAP financial measures and reconciliations QUARTERLY TRENDS 1Q21 Change 1Q21 4Q20 1Q20 4Q20 1Q20 $/bps % $/bps % Salaries and employee benefits, Underlying: Salaries and employee benefits (GAAP) $548 $537 $549 $11 2% ($1) —% Less: Notable items — 18 10 (18) (100) (10) (100) Salaries and employee benefits, Underlying (non-GAAP) $548 $519 $539 $29 6% $9 2% Outside services, Underlying: Outside services (GAAP) $139 $148 $135 ($9) (6%) $4 3% Less: Notable items 7 17 18 (10) (59) (11) (61) Outside services, Underlying (non-GAAP) $132 $131 $117 $1 1% $15 13% Occupancy, Underlying: Occupancy (GAAP) $88 $84 $84 $4 5% $4 5% Less: Notable items 9 6 4 3 50 5 125 Occupancy, Underlying (non-GAAP) $79 $78 $80 $1 1% ($1) (1%) Equipment and software, Underlying: Equipment and software (GAAP) $152 $141 $133 $11 8% $19 14% Less: Notable items 4 1 1 3 NM 3 NM Equipment and software, Underlying (non-GAAP) $148 $140 $132 $8 6% $16 12% $s in millions, except share, per share and ratio data

Non-GAAP financial measures and reconciliations - excluding the impact of PPP loans QUARTERLY TRENDS 1Q21 Change 1Q21 4Q20 1Q20 4Q20 1Q20 $/bps % $/bps % Total loans, excluding the impact of PPP loans: Total loans (GAAP) A $122,195 $123,090 $127,528 ($895) (1%) ($5,333) (4%) Less: PPP loans 5,148 4,155 — 993 24 5,148 100 Total loans, excluding the impact of PPP loans (non-GAAP) B $117,047 $118,935 $127,528 ($1,888) (2%) ($10,481) (8%) Total deposits (GAAP) C $151,349 $147,164 $133,475 $4,185 3% $17,874 13% Ratios: Loans-to-deposits ratio (period-end balances) (GAAP) A/C 80.74% 83.64% 95.54% (290) bps (1,480) bps Loans-to-deposits ratio (period-end balances), excluding the impact of PPP loans (non-GAAP) B/C 77.34% 80.85% 95.54% (351) bps (1,820) bps $s in millions, except share, per share and ratio data

Non-GAAP financial measures and reconciliations - excluding elevated cash QUARTERLY TRENDS 1Q21 Change 1Q21 4Q20 1Q20 4Q20 1Q20 $/bps % $/bps % Net interest income, FTE excluding the impact of elevated cash: Net interest income, FTE (GAAP) A $1,120 $1,132 $1,164 ($12) (1%) ($44) (4%) Less: Net interest income associated with elevated cash — — — — — — — Net Interest Income, FTE excluding the impact of elevated cash (non-GAAP) B $1,120 $1,132 $1,164 ($12) (1%) ($44) (4%) Average interest earning assets, excluding the impact of elevated cash: Total Interest-Earning Assets (GAAP) C $164,381 $163,533 $150,946 $848 1% $13,435 9% Less: Elevated Cash 8,985 9,462 — (477) (5) 8,985 100 Total Interest-Earning Assets excluding the impact of elevated cash (non-GAAP) D $155,396 $154,071 $150,946 $1,325 1% $4,450 3% Day count E 90 92 91 Day count (year) F 365 366 366 Ratios: Net interest margin, FTE (GAAP) A / C / E * F 2.76% 2.75% 3.10% 1 bps (34) bps Net interest margin, FTE, excluding the impact of elevated cash (non-GAAP) B / D / E * F 2.92% 2.92% 3.10% — bps (18) bps $s in millions, except share, per share and ratio data